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MERRILL LYNCH LIFE INSURANCE COMPANY   ML LIFE INSURANCE COMPANY OF NEW YORK

MERRILL LYNCH LIFE VARIABLE ANNUITY       ML OF NEW YORK VARIABLE ANNUITY
         SEPARATE ACCOUNT A                      SEPARATE ACCOUNT A
 SUPPLEMENT DATED OCTOBER 19, 2007       SUPPLEMENT DATED OCTOBER 19, 2007
               TO THE                                  TO THE
          PROSPECTUSES FOR                        PROSPECTUSES FOR
          RETIREMENT POWER                        RETIREMENT POWER
        (DATED MAY 1, 2006)                     (DATED MAY 1, 2004)
        RETIREMENT OPTIMIZER                    RETIREMENT OPTIMIZER
        (DATED MAY 1, 2004)                     (DATED MAY 1, 2004)
 INVESTOR CHOICE (INVESTOR SERIES)       INVESTOR CHOICE (INVESTOR SERIES)
        (DATED MAY 1, 2007)                     (DATED MAY 1, 2007)
          RETIREMENT PLUS                         RETIREMENT PLUS
        (DATED MAY 1, 2007)                     (DATED MAY 1, 2007)

This supplement describes a change to the variable annuity contracts listed above (the "Contracts") issued by Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York. Please retain this supplement with your Prospectus for future reference.

CLOSING AND LIQUIDATION OF PORTFOLIO
At a meeting of the Board of Trustees of Premier VIT held on August 14, 2007, the Board approved the closing and termination of the Premier VIT OpCap Renaissance Portfolio. The Premier VIT OpCap Renaissance Portfolio will cease accepting new investments as soon as reasonably practicable. Accordingly, effective November 9, 2007, the subaccount investing in the Premier VIT OpCap Renaissance Portfolio will be closed to allocations of new premiums and incoming transfers of account value or contract value. If you allocate any portion of a new premium payment to the subaccount investing in the Premier VIT OpCap Renaissance Portfolio after November 9, 2007, we will reject the entire premium payment and await new allocation instructions from you. We will also refuse to execute any transfers directed to the subaccount investing in the Premier VIT OpCap Renaissance Portfolio after November 9, 2007. The Portfolio will terminate on or about January 25, 2008 (the "Portfolio Liquidation Date").

If you currently have account value or contract value allocated to the subaccount that invests in the Premier VIT OpCap Renaissance Portfolio, we suggest that you provide us with your transfer request as soon as practicable. You may transfer your account value or contract value to any of the subaccounts investing in the Funds listed in your Prospectus (provided your updated investment allocations do not violate any allocation guidelines and restrictions applicable to certain optional guaranteed benefits). The Funds available for investment represent a wide variety of investment objectives and strategies. Please see the section entitled "The Funds" in your Prospectus for a list of the Funds and their investment objectives. You may request a transfer in writing or, once we receive proper authorization, by telephone or through your Financial Advisor or another person that you designate. For more information on transfer requests, please see "Transfers Among Subaccounts" in your Prospectus. To obtain an additional copy of the most current Prospectus or the current prospectus for any of the Funds
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listed in your Prospectus, you may contact your Financial Advisor or call or write the Service Center at the phone number or address listed below.

If we do not receive your transfer request by the Portfolio Liquidation Date, we will reallocate your account value or contract value from the subaccount that invests in the Premier VIT OpCap Renaissance Portfolio to the subaccount that invests in the BlackRock Money Market V.I. Fund of the BlackRock Variable Series Funds, Inc. For the year ended December 31, 2006, total expenses were lower for the BlackRock Money Market V.I. Fund than for the Premier VIT OpCap Renaissance Portfolio both before and after waivers and reimbursements.

Note: If you elected any optional benefit features that impose any allocation guidelines and restrictions, you should discuss your reallocation from the Premier VIT OpCap Renaissance Portfolio with your Financial Advisor to ensure that the composition of your updated allocations does not violate any allocation guidelines and restrictions applicable to certain optional guaranteed benefits.

There is no charge for a voluntary transfer of account value or contract value from the subaccount investing in the Premier VIT OpCap Renaissance Portfolio to a subaccount investing in another Fund or for our reallocation of account value or contract value to the subaccount that invests in the BlackRock Money Market V.I. Fund. In addition, if we reallocate your account value or contract value to the subaccount investing in the BlackRock Money Market V.I. Fund, you will not be charged for any transfer from that subaccount to another available subaccount if made within 30 days of the date of the final notice you receive following the Portfolio Liquidation Date The transfer or reallocation also will not count as a transfer for purposes of the twelve free transfers that you receive each contract year.

IF YOU CURRENTLY PARTICIPATE IN AN AUTOMATIC INVESTMENT PROGRAM
Please note that if you are participating in any automatic investment program such as the Rebalancing Program, the Dollar Cost Averaging Program or the Automatic Investment Feature and currently invest in or have designated future allocations to the Premier VIT OpCap Renaissance Portfolio you must provide our Service Center with new allocation instructions as soon as possible. If we do not receive updated allocation instructions from you by November 9, 2007, then your participation in any automatic investment program will terminate on that date.

                                    *  *  *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549 (for Contracts issued by Merrill Lynch Life Insurance Company) or (800) 333-6524 (for Contracts issued by ML Life Insurance Company of New York), or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.


788342-1007